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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 20, 2004

DUPONT PHOTOMASKS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20839 (Commission File Number)	74-2238819 (I.R.S. Employer Identification No.)

131 OLD SETTLERS BLVD. ROUND ROCK, TEXAS 78664 (Address of principal executive offices, with zip code)

(512) 310-6500 Registrant's telephone number, including area code

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

        On October 20, 2004, DuPont Photomasks, Inc., a Delaware corporation ("DPI"), announced its financial results for the fiscal quarter ended September 30, 2004. A copy of DPI's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

  (c)
  Exhibits.

  99.1
  Press release dated October 20, 2004 by DuPont Photomasks, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT PHOTOMASKS, INC.

Date: October 20, 2004	By:	/s/ JAMES W. BOECKMAN James W. Boeckman Executive Vice President, General Counsel and Secretary

DUPONT PHOTOMASKS, INC.

INDEX TO EXHIBITS

Exhibit Number Description

99.1
Press Release dated October 20, 2004

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  Item 2.02. Results of Operations and Financial Condition
  Item 9.01. Financial Statements and Exhibits
SIGNATURES
DUPONT PHOTOMASKS, INC. INDEX TO EXHIBITS